UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF

 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 31, 2013

 WORLD FUEL SERVICES CORPORATION
 (Exact name of registrant as specified in its charter)

Florida	1-9533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street, Suite 400 Miami	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Shareholders of World Fuel Services Corporation (the “Company”) held on May 31, 2013, upon the recommendation of the Company's Board of Directors, the shareholders voted to approve the World Fuel Services Corporation 2008 Executive Incentive Plan, as restated effective as of January 1, 2013 (“EIP”).

The material terms of the EIP are summarized in the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on April 15, 2013. The foregoing summary is qualified in its entirety by the full text of the EIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 31, 2013, the Company held its annual meeting of shareholders.  The matters voted upon and the results of the vote were as follows:

Proposal 1: Election of Directors

The shareholders elected all of the Company’s nominees for director for one-year terms expiring on the date of the annual meeting in 2014 or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Kasbar	60,251,479	1,189,159	7,207,808
Paul H. Stebbins	60,269,127	1,171,511	7,207,808
Ken Bakshi	60,329,985	1,110,653	7,207,808
Richard A. Kassar	50,469,889	10,970,749	7,207,808
Myles Klein	60,469,663	970,975	7,207,808
John L. Manley	60,848,496	592,142	7,207,808
J. Thomas Presby	55,365,301	6,075,337	7,207,808
Stephen K. Roddenberry	60,336,697	1,103,941	7,207,808

Proposal 2: Non-Binding, Advisory Vote on Executive Compensation

The shareholders approved, by a non-binding, advisory vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,868,812	1,431,571	140,255	7,207,808

Proposal 3: Ratification of Appointment of Independent Registered Certified Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the 2013 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,913,006	609,002	126,438	—

Proposal 4: Approval and Adoption of the 2013 Executive Incentive Plan

The shareholders approved and adopted the World Fuel Services Corporation 2008 Executive Incentive Plan, as restated effective as of January 1, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,270,908	1,037,890	131,840	7,207,808

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
World Fuel Services Corporation 2013 Executive Incentive Plan (incorporated by reference herein to Annex A to the Company’s Definitive Proxy Statement with respect to the Company’s 2013 Annual Meeting of Shareholders filed on April 15, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	June 4, 2013	World Fuel Services Corporation

/s/ R. Alexander Lake
R. Alexander Lake
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
10.1
World Fuel Services Corporation 2013 Executive Incentive Plan (incorporated by reference herein to Annex A to the Company’s Definitive Proxy Statement with respect to the Company’s 2013 Annual Meeting of Shareholders filed on April 15, 2013).